UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2005
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Reference is made to General Instruction G(2) of Form S-8 regarding the required disclosure on Form 8-K of any material change in the registrant’s affairs that is required in the registration statement but not required to be included in a specific report of the Securities Exchange Act of 1934, as amended.
This Current Report on Form 8-K updates Item 1 of Part II of the JDA Software Group, Inc. (the “Company”) quarterly report on Form 10-Q for the quarter ended June 30, 2005 in connection with the Company’s filing of a registration statement on Form S-8 contemporaneously with this Current Report on Form 8-K. The updated item is filed herewith as Exhibit 99.1. All other items of the quarterly report on Form 10-Q remain unchanged. No attempt has been made to update any other matter in the quarterly report on Form 10-Q, except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Update to Legal Proceedings — Item 1 of Part II to Form 10-Q for the quarter ended June 30, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: September 12, 2005	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer